Tahoe Stateline Venture, LLC
Real Estate Term Loan: 412864-1

GUARANTY

 This guaranty is dated as of December 15, 2014.  It is by OWENS REALTY MORTGAGE, INC., a Maryland corporation (“Guarantor”), to and in favor of RABOBANK, N.A., a national banking association (“Lender”).

 Lender has extended or will extend credit or other financial accommodations to TAHOE STATELINE VENTURE, LLC, a California limited liability company (“Borrower”), under the terms and conditions of a Credit Agreement between Borrower and Lender dated as of the date of this guaranty (that agreement, the "Credit Agreement").  Each capitalized term used in this guaranty that is defined in the Credit Agreement and not defined in this guaranty will have the meaning specified in the Credit Agreement.  This guaranty will be interpreted in accordance with the Drafting Conventions.

 Guarantor has an economic interest in Borrower or will otherwise obtain a material financial benefit from Lender's extension of credit to Borrower.  Lender requires that Guarantor execute this guaranty as a condition of the Credit Agreement.

 To induce Lender to extend credit to Borrower, and in consideration thereof, Guarantor agrees:

1.  Guaranty.  Guarantor absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment when due (whether at stated maturity or earlier, by reason of acceleration or otherwise), and at all times thereafter, and the full and prompt performance when due, of the Guaranteed Obligations (as defined herein), strictly in accordance with the terms of this guaranty, the Credit Agreement and the other Loan Documents.  If at any time Borrower fails, neglects, or refuses to pay when due or perform when due any of the Guaranteed Obligations, then Guarantor shall pay or perform or cause to be performed such Guaranteed Obligations as required under the terms and conditions of this guaranty and the Loan Documents.

2.  Guaranteed Obligations.  The term "Guaranteed Obligations" means:

(a)           all Obligations (as defined in the Credit Agreement), including  the Real Estate Term Loan Note dated as of the date of this guaranty, from Borrower to Lender in the original principal amount of $14,500,000.00;

(b)           all other obligations of Borrower to Lender, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether obligatory or non-obligatory; whether due or not due, whether absolute or contingent, or whether incurred directly or acquired by assignment or otherwise; and

(c)           any of the foregoing that arises after the filing of a petition by or against Borrower under an Insolvency Proceeding.

3.  Rights of the Lender.  Lender may perform any or all of the following acts at any time, without notice to Guarantor and without affecting Guarantor's obligations under this guaranty:

(a)           create new Guaranteed Obligations, or alter the terms of any Guaranteed Obligation, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment or performance of, or increasing or decreasing the rate of interest on, the Loan or any portion thereof;

(b)           take and hold security for the payment and performance of the Guaranteed Obligations or this guaranty, accept additional or substituted security for either, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security;

(c)           direct the order and manner of any sale of all or any part of any security now or later to be held for the Guaranteed Obligations or this guaranty, and the Lender may also bid at any such sale;

(d)           apply any payments or recoveries from Borrower, Guarantor or any other source, and any proceeds of any security, to the Guaranteed Obligations in such manner, order and priority as the Lender may elect, whether or not those obligations are guaranteed under this guaranty or secured at the time of the application;

(e)           otherwise exercise any right or remedy it may have against Borrower, Guarantor or any other guarantor of the Guaranteed Obligations or any security interest it might have, including the right to foreclose upon any such security by judicial or non-judicial foreclosure;

(f)           release Borrower of its liability for the Loan or any portion thereof;

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(g)           substitute, add or release any one or more makers, guarantors or endorsers;

(h)           extend other credit to Borrower, with or without taking or holding security for the credit so extended; and

(i)           assign the Guaranteed Obligations, this guaranty, or the other Loan Documents in whole or in part to the extent provided in the Credit Agreement.

4.  Guaranty Absolute and Unconditional.  Guarantor agrees that so long as any Guaranteed Obligations are unpaid or unsatisfied, Guarantor shall not be released by or because of the taking, or failure to take, any action that might in any manner or to any extent vary the risks of Guarantor under this guaranty or that, but for this section, might discharge or otherwise reduce, limit, or modify Guarantor's obligations under this guaranty.  Guarantor waives and surrenders any defense to any liability under this guaranty based upon any such action, including but not limited to any action of Lender described in Section 3.  It is the express intent of Guarantor that Guarantor’s obligations under this guaranty are and shall be absolute and unconditional.

5.  Guarantor's Waivers.  Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire that relate in any way to any of the following:

(a)           any right to require Lender to proceed against Borrower or any other guarantor of the Guaranteed Obligations, proceed against or exhaust any security received from Borrower, Guarantor or any other guarantor of the Guaranteed Obligations or otherwise marshal the assets of Borrower, Guarantor or any other guarantor of the Guaranteed Obligations, or pursue any other remedy in Lender's power whatsoever;

(b)           any defense arising as a result of Borrower’s use of the proceeds of any borrowing;

(c)           any defense that results from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Borrower, any other guarantor of the Guaranteed Obligations or any security;

(d)           any setoff or counterclaim of Borrower or any defense arising by reason of any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower (including the lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(e)           any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower; and upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

(f)           the benefit of any statute of limitations affecting Guarantor's liability hereunder;

(g)           any appraisement, valuation, stay, extension, moratorium, redemption or similar law or similar rights for marshalling;

(h)           until all obligations of Borrower to Lender have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, any right to revoke this Guaranty;

(i)           any defense arising from an election for the application of Section 1111(b)(2) of the Bankruptcy Code (Title 11, United States Code) or any successor statute which applies to the Guaranteed Obligations;

(j)           any defense based upon any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code (Title 11, United States Code) or any successor statute;

(k)           any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(l)           any change, restructuring or termination of the corporate structure or existence of any Loan Party;

(m)           any failure on the part of Lender to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to Lender (Guarantor is waiving any duty on the part of the Lender to disclose such information); or

(n)           the failure of any other Person to execute or deliver this Guaranty or any other guaranty or agreement or the release or reduction of liability of any other guarantor or surety with respect to the Guaranteed Obligations.

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6.  Waiver of Revocation.  Guarantor hereby unconditionally and irrevocably waives any right to revoke this guaranty and acknowledges that this guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future, and shall continue in effect until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid.

7.  Waiver of Subrogation.  So long as or any Guaranteed Obligations are unpaid or unsatisfied, Guarantor waives to the extent permitted by Applicable Law any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this guaranty, and Guarantor waives to the extent permitted by Applicable Law any right to enforce any remedy that Lender now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

8.  Waiver of Notices.  Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intent to accelerate, notices of acceleration, notices of any suit or any other action against Borrower or any other Person, any other notices to any party liable on any Loan Document (including Guarantor), notices of acceptance of this guaranty, notices of the existence, creation, or incurring of new or additional Guaranteed Obligations or any other indebtedness, liabilities or obligations of Borrower to Lender, and notices of any fact that might increase Guarantor’s risk.

9.  Waivers of Other Rights and Defenses.

(a)  GUARANTOR HEREBY FURTHER WAIVES ANY RIGHTS OF SUBROGATION, REIMBURSEMENT, INDEMNIFICATION, AND CONTRIBUTION OF ANY OTHER RIGHTS AND DEFENSES THAT ARE OR MAY BECOME AVAILABLE TO GUARANTOR BY REASON OF SECTIONS 2787 TO 2855, INCLUSIVE, SECTION 2899 OR SECTION 3433 OF THE CALIFORNIA CIVIL CODE OR SECTION 3605 OF THE CALIFORNIA COMMERCIAL CODE.  GUARANTOR HAS BEEN MADE AWARE OF THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 2856, HAS READ AND UNDERSTANDS THE PROVISIONS OF THAT STATUTE, HAS BEEN ADVISED BY ITS COUNSEL AS TO THE SCOPE, PURPOSE AND EFFECT OF THAT STATUTE, AND BASED THEREON, AND WITHOUT LIMITING THE FOREGOING WAIVERS, GUARANTOR AGREES TO WAIVE ALL SURETYSHIP RIGHTS AND DEFENSES DESCRIBED IN CALIFORNIA CIVIL CODE SECTION 2856(a).

(b) The provisions of this Section 9(b) are applicable if any Guaranteed Obligation is or becomes secured by real property;

(i) Guarantor waives all rights and defenses that Guarantor may have because any of the Guaranteed Obligations is secured by real property.  This means, among other things:  (i) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (ii) if Lender forecloses on any real property collateral pledged by Borrower:  (1) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.  This is an irrevocable and unconditional waiver of any rights and defenses Guarantor may have because any of the Guaranteed Obligations is secured by real property.  THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS OR DEFENSES BASED UPON SECTION 580a, 580b, 580d, OR 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE.

(ii) Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though the election of remedies, such as non-judicial foreclosure with respect to security for any Guaranteed Obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against the principal under the Guaranteed Obligation by the operation of Section 580d of the Code of Civil Procedure or otherwise.

10.  Fraudulent Transfer Limitation.  If, in any action to enforce this guaranty, any court of competent jurisdiction determines that enforcement of it against Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any successor statute, or any comparable state law, the liability of Guarantor under this guaranty shall be limited to the maximum amount lawful and not subject to such avoidance.

11.  Security. To secure all of Guarantor's obligations hereunder, Guarantor hereby assigns and grants to Lender a security interest in all moneys, securities, and other property of Guarantor now or hereafter in the possession of Lender, all deposit accounts of Guarantor maintained with Lender, and all proceeds thereof.  Upon default or breach of any of Guarantor's obligations to Lender, Lender may apply any deposit account to reduce the Guaranteed Obligations, and may foreclose on any collateral as provided in the UCC and in any security agreements between Lender and Guarantor.

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12.  Reinstatement of Guaranty.  If this guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrower to Lender is rescinded or must be returned by Lender to Borrower, this guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

13.  Stay of Acceleration.  In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, all such Guaranteed Obligations guaranteed by Guarantor shall nonetheless be payable by Guarantor immediately if requested by Lender.

14.  Subordination.  Any obligations of Borrower to Guarantor, now or hereafter existing, including but not limited to any obligations to Guarantor as subrogee of Lender or resulting from Guarantor's performance under this guaranty, are hereby subordinated to the Guaranteed Obligations.  In addition to Guarantor's waiver of any right of subrogation as set forth in this guaranty with respect to any obligations of Borrower to Guarantor as subrogee of Lender, Guarantor agrees that, if Lender so requests, Guarantor shall not demand, take, or receive from Borrower, by setoff or in any other manner, payment of any other obligations of Borrower to Guarantor until the Guaranteed Obligations has been paid in full and any commitments of Lender or facilities provided by Lender with respect to the Guaranteed Obligations have been terminated.  If any payments are received by Guarantor in violation of such waiver or agreement, such payments shall be received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this guaranty.  Any security interest, lien, or other encumbrance that Guarantor may now or hereafter have on any property of Borrower is hereby subordinated to any security interest, lien, or other encumbrance that Lender may have on any such property.

15.  Representations.  Guarantor represents and warrants to Lender that:

(a)           the address of Guarantor's place of business, or if Guarantor has more than one place of business, then the address of Guarantor's chief executive office, is shown next to Guarantor's signature below;

(b)           Guarantor is duly organized and validly existing under the laws of the state of its organization, is qualified and in good standing in all states in which it is doing business, and the execution, delivery and performance of this guaranty and the other Loan Documents to which Guarantor is a party are within its powers, have been duly authorized, and are not in contravention of any law or the terms of its governing documents;

(c)           to Guarantor’s knowledge, this guaranty and the other Loan Documents to which Guarantor is a party do not conflict with Guarantor’s organizational documents, other constitutive documents or any Applicable Law, and no action, consent or approval is required by any Governmental Authority or any other Person in connection with the execution, delivery and performance by Guarantor of this guaranty and the other loan documents to which it is a party;

(d)           this guaranty and the other Loan Documents to which Guarantor is a party are legal, valid and binding agreements of Guarantor, enforceable against Guarantor in accordance with their terms and any instrument or agreement required hereunder or thereunder, when executed and delivered, shall be similarly legal, valid, binding and enforceable;

(e)           the Financial Information is complete and accurate, correct and sufficiently complete in all material respects as to the financial condition of Guarantor (and, if applicable, any partners, shareholders, members, or other principals of Guarantor), including any material contingent liabilities, and since the date such Financial Information was provided to Lender, there has been no material adverse change in the financial condition of Guarantor (and, if applicable, such other Persons);

(f)           all information submitted to Lender by or on behalf of Guarantor in connection with this guaranty and the other Loan Documents is correct, complete, and not misleading in any material respect;

(g)           there is no lawsuit, tax claim or other dispute pending or threatened against Guarantor;

(h)           Guarantor is not the subject of any judgment, writ, injunction, decree, or rule of any court, arbitrator or other Governmental Authority;

(i)           this guaranty does not conflict with, nor is Guarantor in default under, any agreement or arrangement in effect providing for or relating to extensions of credit or other indebtedness or any nature in respect of which Guarantor is in any manner directly or contingently obligated;

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(j)           Guarantor has filed all tax returns (federal, state, and local) required to be filed and have paid all taxes, assessments, and governmental charges and levies thereon to be due, including interest and penalties;

(k)           Guarantor has not received any notice of violation of any applicable laws, is in compliance with all Applicable Laws, and there are no claims, actions, proceedings or investigations pending or threatened against Guarantor with respect to any violations of Applicable Laws; and

(l)           Guarantor knows of no event which is, or with notice or lapse of time or both would be, an Event of Default.

16.  SUBMISSIONS.  GUARANTOR'S SUBMISSION OF ANY REPORT, RECORD OR OTHER INFORMATION, FROM TIME TO TIME, WHETHER OR NOT REQUIRED UNDER THE LOAN DOCUMENTS, WILL BE DEEMED TO BE ACCOMPANIED BY A REPRESENTATION AND WARRANTY BY GUARANTOR THAT SUCH REPORT, RECORD OR INFORMATION IS COMPLETE AND ACCURATE IN ALL MATERIAL RESPECTS, AS OF THE DATE OF SUCH SUBMISSION AND DOES NOT OMIT TO STATE ANY MATERIAL FACT NECESSARY TO MAKE THE INFORMATION CONTAINED THEREIN NOT MISLEADING.

17.  Guarantor Covenants. So long as or any Guaranteed Obligations are unpaid or unsatisfied, Guarantor shall furnish to Lender all documents relating to Guarantor as required in the Reporting Requirements section of the Credit Agreement and shall comply with any covenants and/or restrictions that relate to Guarantor under the Credit Agreement.  In addition, Guarantor shall:  (a) comply in all respects with all Applicable Laws and pay before delinquency, all taxes, assessments, and governmental charges imposed upon the Guarantor or its property; (b) maintain and preserve all rights, privileges, and franchises Guarantor now has; and make any repairs, renewals, or replacements to keep the Guarantor's properties in good working condition; (c) Guarantor shall preserve and maintain its existence and good standing in the jurisdiction of its formation, and qualify and remain qualified to conduct its business in each jurisdiction in which such qualification is required; and (d) at any reasonable time and from time to time, permit Lender or any of its agents or representatives to examine and make copies of and abstracts from the records and books of, and visit the properties of, Guarantor and to discuss the affairs, finances, and accounts of Guarantor with (if Guarantor is other than a natural person) officers, directors, partners, or managers or Guarantor, as applicable; Guarantor's independent accountants; and any other Person dealing with Guarantor.

18.  Events of Default.  The occurrence of any of the following shall constitute an "Event of Default" under this guaranty:

(a)           an Event of Default (as defined in the Credit Agreement);

(b)           Guarantor fails to perform any of the Guaranteed Obligations;

(c)           Guarantor revokes this guaranty (or attempts to revoke this guaranty) or this guaranty becomes ineffective for any reason;

(d)           a default under any agreement or undertaking to which Guarantor is a party other than the Loan Documents, which is not cured with any applicable cure or grace period, if any;

(e)           a Material Adverse Effect as to Guarantor; and

(f)           the occurrence or nonoccurrence of any event or events which causes Lender to deem itself insecure.

19.  Remedies.  Upon an Event of Default, Lender shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all Applicable Law.  Without limitation, to the extent permitted by law, Lender may, at its option and without notice or demand:  (a) declare any Guaranteed Obligations due and payable at once; and (b) take possession of any collateral pledged by Borrower or Guarantor, wherever located, and sell, resell, assign, transfer, and deliver all or any part of the collateral at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Lender may impose reasonable conditions upon any such sale; and set off against any or all liabilities of Guarantor all money owed by Lender or any of its agents or affiliates in any capacity to Guarantor, whether or not due, and also set off against all other liabilities of Guarantor to Lender all money owed by Lender in any capacity to Guarantor.  Lender, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of the collateral to be sold, free from and discharged of all trusts, claims, rights of redemption and equities of Borrower or Guarantor whatsoever.  If exercised by Lender, Lender shall be deemed to have exercised its right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.  Notwithstanding the foregoing provision of this paragraph, in the event of an actual or deemed entry of an order for relief with respect to Guarantor under the Bankruptcy Code (Title 11, United States Code) or any successor statute, the Guaranteed Obligations shall automatically become due and payable.

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20.  Information Regarding Borrower and the Collateral.  Before signing this guaranty, Guarantor investigated the financial condition and business operations of Borrower, the present and former condition, uses and ownership of the collateral, and such other matters as Guarantor deemed appropriate to assure itself of Borrower's ability to discharge its obligations under the Loan Documents.  Guarantor assumes full responsibility for that due diligence, as well as for keeping informed of all matters which may affect Borrower's ability to pay and perform its obligations to Lender.  Lender has no duty to disclose to Guarantor any information which Lender may have or receive about Borrower's financial condition or business operations, the condition or uses of the collateral, or any other circumstances bearing on Borrower's ability to perform.

21.  Revival and Reinstatement.  If Lender is required to pay, return or restore to Borrower or any other person any amounts previously paid on the Loan because of any Insolvency Proceeding of Borrower, any stop notice or any other reason, the obligations of Guarantor shall be reinstated and revived and the rights of Lender shall continue with regard to such amounts, all as though they had never been paid.

22.  Expenses.  Lender may, at its option, pay any tax, assessment, or other governmental levy, any insurance premium or any other expense or charge required to be paid or caused to be paid by Guarantor under the terms of any Collateral Document, if any, to which Guarantor is a party (and not timely paid by Guarantor) (those Collateral Documents, "Guarantor Collateral Documents" and all such payments, "Lender Advancements").  Guarantor shall pay on demand (a) Lender Advancements; (b) all costs and expenses incurred by Lender in connection with the preparation, execution, delivery, filing, and administration of the Loan Documents to which Guarantor is a party or required under any Loan Document to which Guarantor is a party (including Legal Fees incurred in connection with the preparation of the Loan Documents and advising Lender as to its rights) (c) the cost of any credit verification reports and field examinations of Guarantor's books and records, inspections of the Collateral granted by Guarantor under any Guarantor Collateral Documents, if any; appraisals and reappraisals of the Collateral granted by Guarantor under any Guarantor Collateral Documents, if any, required by Lender, surveys and environmental site assessments of any real property included in the collateral, and title insurance required by Lender, and appraisals and reappraisals of the Collateral granted by Guarantor required by Lender; (d) all costs and expenses incurred by Lender in connection with enforcement of the Loan Documents to which Guarantor is a party or required under any Loan Document to which Guarantor is a party, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise, including in the context of any Insolvency Proceeding; (e) all sums advanced or spent by Lender for the maintenance or preservation of the Collateral granted by Guarantor under any Guarantor Collateral Document, if any; and (f) all other expenditures that Lender may make under the provisions of the Loan Documents or for the benefit of Guarantor, including Legal Fees.

23.  Additional and Independent Obligations.  Guarantor's obligations under this guaranty are in addition to its obligations under any other existing or future guaranties, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by Lender.  Guarantor's obligations under this guaranty are independent of those of the Borrower.  Lender may bring a separate action, or commence a separate reference or arbitration proceeding against Guarantor without first proceeding against the Borrower, any other Person or any security that Lender may hold, and without pursuing any other remedy.  The rights of Lender under this guaranty shall not be exhausted by any action by Lender until the Guaranteed Obligations have been paid and performed in full.

24.  Accounting Matters.  All accounting terms not specifically defined herein shall be construed in accordance with GAAP.  Guarantor shall not change the manner in which either the last day of its fiscal year or the last days of the first three fiscal quarters of its fiscal years is calculated.

25.  Notices.  All notices, approvals, consents, and other communications under this guaranty (“Notices”) must be given in accordance with and will be subject to the terms and provisions of the Credit Agreement.  Notices must be mailed or delivered, if to Guarantor, to the address adjacent Guarantor’s signature below; if to Lender, to 45 E. River Park Place West, Suite 401, Fresno, CA 93720, Attention:  Commercial Loan Administration Services; and in the case of any other Person, to the address designated by that Person in a notice to Guarantor and Lender.

26.  General.  This guaranty may be executed in counterparts, each of which will be an original and all of which together are deemed one and the same instrument.  This guaranty shall be interpreted in light of the drafting conventions specified in the Credit Agreement, which conventions are incorporated herein by this reference.  No provision or waiver in this guaranty shall be construed as limiting the generality of any other waiver contained in this guaranty.  Each Party has participated in negotiating and drafting this guaranty, so if an ambiguity or a question of intent or interpretation arises, this guaranty is to be construed as if the parties had drafted it jointly, as opposed to being construed against a Party because it was responsible for drafting one or more provisions of this guaranty.  This guaranty shall inure to the benefit of and shall be binding upon the parties and their respective successors and assigns; provided, that Guarantor shall not assign its rights or obligations hereunder without Lender's prior written consent.  Lender may transfer all or any portion of its rights under this guaranty and the Loan Documents to any other Person.  Lender may disclose to any actual or proposed transferee any information that Guarantor has delivered to Lender in connection with the negotiation of this guaranty or pursuant to the Loan Documents; and Guarantor shall cooperate fully with Lender in providing that information to any actual or proposed transferee.  All rights and remedies under this guaranty and the Secured Obligation Documents are cumulative, and the exercise of any one or more of them does not constitute an election of remedies.  Any provision of any Secured Obligation Document which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of that Secured Obligation Document or affecting the validity or enforceability of that provision in any other jurisdiction; except that if such provision relates to the payment of any monetary sum, then Lender may, at its option, declare all Guaranteed Obligations immediately due and payable.  This guaranty may not be amended, changed, modified, altered or terminated without the prior written consent of Lender.

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27.  Optically Imaged Reproductions.  Lender may make an optically imaged reproduction of any or all Loan Documents and, at its election, destroy the original or originals.  Guarantor consents to the destruction of the original or originals and agrees that a copy of the optically imaged reproduction of any Loan Document will be the equivalent of and for all purposes constitute an "original" document.  For purposes of this section, "for all purposes" includes use of the optically imaged reproduction (a) to prove the content of the original document at trial, mediation, arbitration or administrative hearing; (b) for any business purpose; (c) for internal or external audits and/or examination by or on behalf of Governmental Authorities; (d) in canceling or transferring any document; and (e) in conjunction with any other transaction evidenced by the original document.

28.  Entire Agreement.  This guaranty: (i) represents the sum of the understandings and agreements between Lender and Guarantor concerning this credit; (ii) replaces any prior oral or written agreements between Lender and Guarantor concerning this credit; and (iii) is intended by Lender and Guarantor as the final, complete and exclusive statement of the terms agreed to by them.  In the event of any conflict between this guaranty and any other agreements required by this guaranty, this guaranty will prevail.

29.  Governing Law.  This guaranty shall be governed and interpreted by applying the laws of the State of California (the "Governing Law State") without regard to its conflict of laws principles.

30.  JURISDICTION AND VENUE.  GUARANTOR IRREVOCABLY AGREES THAT, AT THE OPTION OF LENDER, ALL ACTIONS, PROCEEDINGS OR COUNTERCLAIMS ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT WILL BE LITIGATED IN THE SUPERIOR COURT OF CALIFORNIA, FRESNO COUNTY, CALIFORNIA, OR THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF CALIFORNIA.  GUARANTOR IRREVOCABLY CONSENTS TO SERVICE, JURISDICTION, AND VENUE OF THOSE COURTS FOR ALL SUCH ACTIONS, PROCEEDINGS AND COUNTERCLAIMS AND WAIVES ANY OTHER VENUE TO WHICH IT MIGHT BE ENTITLED BY VIRTUE OF DOMICILE, HABITUAL RESIDENCE OR OTHERWISE. FINAL JUDGMENT AGAINST GUARANTOR IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT, A CERTIFICATE OR EXEMPLIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  GUARANTOR IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW (A) ANY OBJECTION WHICH IT MAY HAVE NOW OR IN THE FUTURE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY COURT REFERRED TO IN THE FIRST SENTENCE ABOVE; (B) ANY CLAIM THAT ANY SUCH ACTION, SUIT OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; (C) ITS RIGHT OF REMOVAL OF ANY MATTER COMMENCED BY ANY OTHER PARTY IN THE COURTS OF THE STATE OF CALIFORNIA TO ANY COURT OF THE UNITED STATES OF AMERICA; (D) ANY IMMUNITY WHICH IT OR ITS ASSETS MAY HAVE IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT FROM ANY SUIT, EXECUTION, ATTACHMENT (WHETHER PROVISIONAL OR FINAL, IN AID OF EXECUTION, BEFORE JUDGMENT OR OTHERWISE) OR OTHER LEGAL PROCESS; AND (E) ANY RIGHT IT MAY HAVE TO REQUIRE THE MOVING PARTY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY OF THE COURTS REFERRED TO ABOVE ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT TO POST SECURITY FOR THE COSTS OF GUARANTOR OR TO POST A BOND OR TO TAKE SIMILAR ACTION.

31.  Credit Report.  Lender is authorized to order a credit report and verify all other credit information, including past and present loans and standard references from time to time to evaluate the creditworthiness of Guarantor.  Without limitation, a copy of the consent for release of information, general authorization or similar document on file with Lender shall authorize third Persons to provide the information requested from time to time.

Tahoe Stateline Venture, LLC
Guaranty

80241.00434\9465920.1

32.  WAIVER OF TRIAL BY JURY.  GUARANTOR (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY IN ANY ACTION OR PROCEEDING FOR THE RESOLUTION OF ANY DISPUTE, CONTROVERSY OR CLAIM THAT ARISES OUT OF OR RELATES TO: (I) THIS GUARANTY; OR (II) ANY GUARANTEED OBLIGATION, WHETHER ARISING IN CONTRACT, TORT OR BY STATUTE (INDIVIDUALLY A "DISPUTE"); AND, (B) TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY CONTROVERSY OR CLAIM TO THE EXTENT SUCH RIGHT EXISTS NOW OR IN THE FUTURE.  THE PROVISIONS OF THIS SECTION ARE GIVEN KNOWINGLY AND VOLUNTARILY; AND ARE A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.

Guarantor is signing this guaranty effective as of the day and year first written above.

GUARANTOR

OWENS REALTY MORTGAGE, INC., a Maryland corporation
Address for notices:	By: _____________________________________________ WILLIAM C. OWENS President
2221 Olympic Blvd. Walnut Creek, CA 94595 Attention: William C. Owens

Tahoe Stateline Venture, LLC
Guaranty

80241.00434\9465920.1